UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Full Year 2021 Projections

Since the Company’s last guidance update on October 21, 2021 for fiscal year 2021 financial performance, consumer demand for the Company’s products, as evidenced by depletion growth, has been at the high end of the Company’s expectations. However, the Company now estimates that shipment growth for the Company’s products and gross margins will be below guidance. The estimated lower shipment growth is primarily a result of more aggressive wholesaler inventory reduction than expected, primarily affecting Truly. Additionally, due to higher than expected supply chain costs, which include costs for additional damaged and expired inventory resulting from the lower shipment volumes, we estimate gross margins to be lower than expected. These factors have resulted in the following updated guidance for 2021.

Based on information currently in hand, the Company projects full year 2021 earnings per diluted share to be between a loss of $1.00 and income of $1.00, a decrease from the prior guidance of income between $2.00 and $6.00. This projection excludes the impact of ASU 2016-09.

The Company’s financial closing procedures for the full year 2021 are not yet complete. Our actual results may change as a result of such financial closing procedures, final adjustments, management's review of results, and other developments that may arise between now and the time our financial results for the full year 2021 are finalized, and our results could be outside of the range set forth above and different than the estimates below.

Underlying the Company’s current 2021 projection are the following full-year estimates:

•
Depletions increase of between 21% and 22%.
•
Shipments increase of between 15% and 16%.
•
National price increases of between 2% and 3%.
•
Gross margin of between 38% and 40%.
•
Increased investments in advertising, promotional and selling expenses of between $85million and $95 million. This does not include any changes in freight costs for the shipment of products to the Company’s distributors.
•
Non-GAAP effective tax rate of approximately 43%, excluding the impact of ASU 2016-09.
•
Estimated capital spending of between $145 million and $150 million.

Preliminary 2022 Outlook

The Company is completing its 2022 planning process and will provide further guidance regarding fiscal year 2022 financial performance when the Company presents its full-year 2021 results on February 16, 2022. Based on information of which it is currently aware, the Company is continuing to use the following preliminary assumptions and targets for its 2022 fiscal year, which have not changed since the Company’s guidance update on October 21, 2021, but continue to be highly sensitive to changes in volume projections.

•
Depletions and shipments percentage increase of between mid-single digits and low double-digits.
•
National price increases of between 3% and 6%.
•
Gross margin of between 45% and 48%.
•
Increased investments in advertising, promotional and selling expenses of between $10 million and $30 million. This does not include any changes in freight costs for the shipment of products to the Company’s distributors.
•
Non-GAAP effective tax rate of approximately 26%, excluding the impact of ASU 2016-09. This effective tax rate also excludes any potential future changes to current federal income tax rates and regulations.
•
Estimated capital spending of between $140 million and $190 million, which could be significantly higher, if deemed necessary to meet future growth.

Use of Non-GAAP Measures

Non-GAAP effective tax rate and earnings per diluted share excluding the impact of ASU 2016-09, are not defined terms under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures should not be considered in isolation or as a substitute for diluted earnings per share and effective tax rate data prepared in accordance with GAAP, and may not be comparable to calculations of similarly titled measures by other companies. Management uses these non-GAAP financial measures to make operating and strategic decisions and to evaluate the Company’s overall business performance. The Company is unable to reconcile the projection for its Non-GAAP effective tax rate and earnings per diluted share excluding the impact of ASU 2016-09 because the Company is unable to predict the impact of future events outside the Company’s control, including the timing and value realized upon exercise of stock options versus the fair value of those options when granted. Therefore, because of the uncertainty and variability of the impact of ASU 2016-09, the Company is unable to provide, without unreasonable effort, a reconciliation of these non-GAAP measures on a forward-looking basis. Management believes these forward-looking non-GAAP measures provide meaningful and useful information to investors and analysts regarding our outlook and facilitate period to period comparisons of our forecasted financial performance.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are forward-looking statements. The words “expect”, “believe”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, and plans and objectives of management, as well as information concerning market trends. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the contemplated timetable. All forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this report are subject to other risks and uncertainties, including changes in the projected growth in demand for the Company’s hard seltzer products and the resulting impacts on the Company’s expected supply chain costs and financial performance, the accuracy of all projections, and other factors and uncertainties disclosed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 26, 2020 and its Quarterly Reports on Form 10-Q for the periods ended March 27, 2021, June 26, 2021 and September 25, 2021, which could cause actual future performance to differ from current expectations.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On January 6, 2022, Chairman and Founder C. James Koch terminated his 10b5-1 plan covering proposed purchases of up to 356,500 shares of the Company’s Class A Common Stock. The plan had been announced in a Current Report on Form 8-K filed by the Company on November 10, 2021. No trades were executed pursuant to the purchase plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

Date: January 13, 2022	/s/ David A. Burwick
David A. Burwick
President, Chief Executive Officer (principal executive officer) and Director